FORM 8-K


                 SECURITIES AND EXCHANGE COMMISSION


                      Washington, D.C.  20549


                         CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 1996


                            Motorola, Inc.
      (Exact name of registrant as specified in its charter)


                            Delaware
      (State or other jurisdiction of incorporation)


              1-7221                        36-1115800
     (Commission File Number)         (I.R.S. Employer Identification No.).



           1303 East Algonquin Road, Schaumburg, Illinois
            (Address of principal executive offices)


Registrant's telephone number, including area code: (708) 576-5000



                         Not applicable
   (Former name or former address, if changed since last report.)












Item 5.  Other Events.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Motorola, Inc. (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward looking statements of the Company made by, or on behalf of the Company.

Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit Number 99

Description

Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.




































                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

								MOTOROLA, INC.



Dated:  January 10, 1996            By:	/s/ Carl F. Koenemann
                                        Carl F. Koenemann
                                        Executive Vice President
                                        and Chief Financial
                                         Officer